Exhibit 99.2
9341 Courtland Drive, Rockford, MI 49351
Phone (616) 866-5500
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FOR IMMEDIATE RELEASE
CONTACT: Dave Latchana, (616) 863-4226

WOLVERINE WORLDWIDE APPOINTS CHRISTOPHER E. HUFNAGEL AS PRESIDENT AND CHIEF EXECUTIVE OFFICER

Company veteran brings decades of omnichannel brand-building experience to drive strategic transformation

ROCKFORD, Mich., August 10, 2023 – Wolverine World Wide, Inc. (NYSE: WWW) today announced that its Board of Directors has appointed Christopher E. Hufnagel, President of Wolverine, as President, Chief Executive Officer, and a member of the Board of Directors, effective immediately. Mr. Hufnagel succeeds Brendan L. Hoffman, who is no longer with the Company.

Mr. Hufnagel joined Wolverine Worldwide in 2008 and has served in leadership roles across the organization. Before his appointment as President in May 2023, he was President of the Company’s Active Group with responsibility for Merrell, Saucony, Chaco, the Kids Group, and Global Licensing. He has also served as Wolverine Worldwide’s Global Brand President of Merrell and Global Brand President of CAT Footwear. In earlier roles at the Company, he was President of Direct-to-Consumer and Senior Vice President of Strategy. Prior to joining Wolverine Worldwide, Mr. Hufnagel held senior leadership roles at Under Armour, Gap, and Abercrombie & Fitch.

Tom Long, Chairman of the Wolverine Worldwide Board of Directors said, “The Board has confidence in Wolverine’s potential and capacity to deliver strong shareholder value on a sustained basis. This, of course, depends heavily on our continued ability to develop great products and build compelling brands. Chris has a demonstrated track record of successfully building global brands, and he has a deep understanding of the Company, our people, and our priorities. We are confident in the Company’s overarching strategy, and in Chris and the team’s ability to execute it with substantially enhanced urgency and boldness.”

Mr. Long continued, “We are grateful to Brendan for his leadership over the past three years. He has played a key role in setting us on the path to simplify the business and prioritize our most important growth initiatives. We wish him the best in his next chapter.”

“I am honored to step in as CEO at this critical moment for the Company. Wolverine Worldwide maintains some of the world’s most recognizable and loved lifestyle and footwear brands, and transforming our business to bring the full power of these brands to life will be a key driver of our success,” said Mr. Hufnagel. “I have had the privilege of working with many teams across this organization over the past 15 years, and we have what it takes to build a stronger, more resilient company. I look forward to working with the entire team to continue to improve profitability, generate growth, and create shareholder value.”

ABOUT WOLVERINE WORLDWIDE

Founded in 1883 on the belief in the possibility of opportunity, Wolverine World Wide, Inc. (NYSE:WWW) is one of the world’s leading marketers and licensors of branded casual, active lifestyle, work, outdoor sport, athletic, children's and uniform footwear and apparel. Through a diverse portfolio of highly recognized brands, our products are designed to empower, engage and inspire our consumers every step of the way. The Company’s portfolio includes Merrell®, Saucony®, Sperry®, Sweaty Betty®, Hush Puppies®, Wolverine®,  Chaco®, Bates®, HYTEST®, and Stride Rite®. Wolverine Worldwide is also the global footwear licensee of the popular brands Cat® and Harley-Davidson®. Based in Rockford, Michigan, for 140 years, the Company's products are carried by leading retailers in the U.S. and globally in approximately 170 countries and territories. For additional information, please visit our website, www.wolverineworldwide.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements, including statements regarding the Company’s expectations with respect to: the Company's growth; profitability; potential and capability to deliver strong shareholder value; and execution of the Company’s strategy. In addition, words such as “estimates,” “anticipates,” “believes,” “forecasts,” “step,” “plans,” “predicts,” “focused,” “projects,” “outlook,” “is likely,” “expects,” “intends,” “should,” “will,” “confident,” variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Risk Factors include, among others: the risk that the Company will be able to successfully implement its growth and profit improvement strategies; changes in general economic conditions, employment rates, business conditions, interest rates, tax policies, inflationary pressures and other factors affecting consumer spending in the markets and regions in which the Company’s products are sold; the inability for any reason to effectively compete in global footwear, apparel and consumer-direct markets; the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences; the inability to effectively manage inventory levels; increases or changes in duties, tariffs, quotas or applicable assessments in countries of import and export; foreign currency exchange rate fluctuations; currency restrictions; supply chain or other capacity constraints, production disruptions, quality issues, price increases or other risks associated with foreign sourcing; the cost and availability of raw materials, inventories, services and labor for contract manufacturers; the effects of the COVID-19 pandemic and other health crises and containment efforts on the Company’s business, operations, financial results and liquidity, including the duration and magnitude of such effects; labor disruptions; changes in relationships with, including the loss of, significant wholesale customers; risks related to the significant investment in, and performance of, the Company’s consumer-direct operations; risks related to expansion into new markets and complementary product categories; the impact of seasonality and unpredictable weather conditions; effects of changes in general economic conditions and/or the credit markets on the Company’s distributors, suppliers and retailers; increases in the Company’s effective tax rates; failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company; the risks of doing business in developing countries, and politically or economically volatile areas; the ability to secure and protect owned intellectual property or use licensed intellectual property; the impact of regulation, regulatory and legal proceedings and legal compliance risks, including compliance with federal, state and local laws and regulations relating to the protection of the environment, environmental remediation and other related costs, and litigation or other legal proceedings relating to the protection of the environment or environmental effects on human health; the potential breach of the Company’s databases or other systems, or those of its vendors, which contain certain personal information, payment card data or proprietary information, due to cyberattack or other similar events; problems affecting the Company’s supply chain or distribution system, including service interruptions at shipping and receiving ports; strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the Company’s success in integrating acquired businesses, and implementing new initiatives and ventures; the risk of impairment to goodwill and other intangibles; changes in future pension funding requirements and pension expenses; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these or other risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements.

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